Return to Express Systems SB-2A

Exhibit 10.1

Terms of Use

General Overture Services, Inc. and, its subsidiaries and affiliates (collectively "Overture") provide you with access to this Web site and the services available on this Web site, or other Web sites as indicated below, (collectively, the "Services," which will be defined more under the Section, "Services."). Access to and use of the Services is governed by these Terms of Use (the "Agreement"). By accessing or using the Services, you indicate your assent to be bound by the Agreement, and your acknowledgment of and agreement to its terms.

Services

The Services include Overture Search (located at www.overture.com) (the "Search Services"). The Services may also be located on third party web sites and/or applications either as a link from an add-on service to, or otherwise in connection with, Web sites and/or applications that such third parties control. Our Search Services enable you to search the World Wide Web for anything that interests you, whether, for example, it is fly fishing, medical research or digital cameras. We may provide you with search listings of advertisers of Overture (as well as search listings provided to Overture by a third party to supplement the advertiser listings) that help you find what you are looking for.

A little more detail:

The Services act as a system or venue to introduce you to buyers and sellers of goods and services and providers of information. Overture uses reasonable efforts to ensure the availability of the information and content, including links, that it makes available through the Services. However, the Services are composed of content not offered by Overture. Overture does not control (i) the quality, safety or legality of items available through or on its advertisers' Web sites or sites of third parties not in privity of contract with Overture, (ii) the truth or accuracy or legality of the content from those advertisers or those third parties (even if such content appears on the Services), or (iii) the availability or technical capabilities of their Web sites or links to those Web sites. Overture is not liable or responsible for content supplied or approved by third parties, or for actions you might take in reliance on that content. Nothing contained in any of the Services is an offer or promise to sell a specific product for a specific price or that any advertiser will sell any product or service for any purpose or price or on any specific terms. Overture does not guarantee the price, terms, product, availability and/or services offered by any advertiser. For all of the Services, Overture is not involved in any transactions between you and any of its advertisers, and is not responsible for, and does not guarantee the price or performance of any goods, services or information provided by advertisers. If you have a dispute with one or more advertisers, you agree to release and hereby release Overture (and Overture's officers, directors, agents, subsidiaries, affiliates, employees, successors, assigns, content providers and service providers) from claims, demands and damages (actual and consequential) of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in any way connected with such disputes. If applicable, you waive California Civil Code section 1542, which says: "

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

1

Only Personal Use is Authorized

Under this Agreement, Overture gives you limited permission to access and use the Services only for your personal use, and to copy, distribute and transmit the content of the Services only to the extent that such copying, distribution, and transmission is automatically done through your browser software incidentally to using the Services for your personal use. You may also print a copy of the information displayed on the Services for your personal use. That means, that except as set forth above, you may not modify, reformat, copy, display, distribute, transmit, publish, license, create derivative works from, transfer or sell any information, products, or service obtained by your use of the Services. This restriction means, among other things, that you may not mirror on your own Web site any portion of the Services or display through your own Web site any results pages or other information from the Services without Overture's express permission.

Your right to access the Services is subject to any limits established by Overture. You agree that you will not use any automated means, including, without limitation, agents, robots, scripts, or spiders, to access, monitor or copy the Services except those automated means expressly made available by Overture, if any, or authorized in advance and  in writing by Overture (for example, Overture approved third party tools and services). The Overture Web Site contains robot exclusion headers and you agree that you will not use any device, software or routine to bypass our robot exclusion headers, or to interfere or attempt to interfere with the proper working of the Services. Without limitation to the foregoing, you further agree that you will not take any action that imposes an unreasonable or disproportionately large load on our infrastructure (as determined by Overture). The technology underlying, and content within, the Services is owned by Overture and/or its licensors (including Overture's advertisers and other content providers) and is protected by copyright and other intellectual property or proprietary rights. If you use the Services other than as provided above, you may violate copyright and other laws of the United States, other countries, as well as applicable state laws and may be subject to penalties. That would not be a good thing. As between you and Overture, Overture owns and retains all ownership of the technology underlying and content within the Services, and reserves all rights not explicitly granted to you in this Agreement.

Disclaimer of Warranties

THE SERVICES ARE PROVIDED "AS IS," WITHOUT WARRANTY OF ANY KIND. OVERTURE DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Overture's Potential Liability for the Services is Limited

NEITHER OVERTURE NOR ANY OF ITS OFFICERS, DIRECTORS, AGENTS, SUBSIDIARIES, AFFILIATES, EMPLOYEES, SUCCESSORS, ASSIGNS, CONTENT PROVIDERS OR SERVICE PROVIDERS WILL BE LIABLE TO YOU FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF USE OF THE SERVICES, OR INABILITY TO GAIN ACCESS TO OR USE THE SERVICES. OVERTURE WILL NOT BE LIABLE FOR ANY MATERIAL OF WEB SITES IT LINKS TO AS PART OF THE SERVICES OR FOR INFORMATION CONTAINED IN OR PART OF THE SERVICES INCLUDING BUT NOT LIMITED TO SEARCH RESULTS. BECAUSE SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU. IN SUCH STATES, THE RESPECTIVE LIABILITY OF OVERTURE, ITS EMPLOYEES, AGENTS, SUCCESSORS, ASSIGNS, AFFILIATES, AND CONTENT OR SERVICE PROVIDERS IS LIMITED TO THE GREATEST EXTENT PERMITTED BY SUCH STATE LAW.

2

Defamation, Copyright and Trademark Claims

Overture is a provider of an interactive computer services for purposes of 47 U.S.C. section 230. As such, its liability for others' conduct and information is limited as described therein.

Further, Overture is a service provider pursuant to the Digital Millennium Copyright Act. Pursuant to the Digital Millennium Copyright Act, Overture has designated an agent to receive notifications of alleged copyright infringement on the Services:

Business and Legal Affairs Overture Services, Inc.
74 N. Pasadena Ave., 3rd Floor Pasadena, CA 91103
Tel: 626-685-5600 Fax: 626-685-5601

In notifying Overture of alleged copyright infringement, you must include the following information:

o A description of the copyrighted work that is the subject of claimed infringement
o A description of the infringing material and information sufficient to permit Overture to locate the alleged material
o Contact information for you, including your address, telephone number and/or e-mail address
o A statement by you that you have a good faith belief that the material in the manner complained of is not authorized by the copyright owner, or its agent, or by the operation of any law
o A statement by you, signed under penalty of perjury, that the information in the notification is accurate and that you have the authority to enforce the copyrights that are claimed to be infringed o A physical or electronic signature of the copyright owner or a person authorized to act on the owner's behalf. Failure to include all of the above-listed information may result in the delay of the processing of your complaint. For more information on the Digital Millennium Copyright Act please visit the United States Copyright Office at http://lcweb.loc.gov/copyright/onlinesp/.

Overture does not arbitrate or resolve trademark disputes among Overture's advertisers or between those advertisers and third parties. However, Overture will promptly comply with an order of a court of competent jurisdiction concerning a trademark issue. Overture occasionally receives requests to remove listings from within the Services. Overture reserves the right to address such requests on a case-by-case basis.

Objectionable Material and Family Filtering

Overture encourages you to use discretion when browsing the Internet or using the Services. The Services may contain information that you find objectionable, harmful, deceptive or otherwise inappropriate, especially for children. If this is a concern for you, Overture encourages you to use the adult filtering service that may be provided by Overture. To ensure you do not receive offensive material, nevertheless, you must install your own filtering software if you wish to limit the content available through the Services. If you come across any site that you believe contains child pornography or other illegal material, please contact termsofuse@Overture.com and we will contact the authorities as appropriate.

3

Privacy and Data Collection

Overture does not collect personally identifying information from users of the Services unless users have explicitly given such information to Overture (for example, when becoming an advertiser or when sending us an e-mail with a question or as part of a contest). Overture's information practices are further described in its privacy policy. Overture's privacy policy is part of this Agreement, and you agree that use of data as described in the privacy policy is not an actionable breach of your privacy or publicity rights. If you have entered into another agreement with Overture (such as an Affiliate Agreement or an Advertiser Agreement), then you may be subject to additional or different provisions regarding privacy and data collection. If you would like more information, please read our privacy policy. You should consider any communication that you transmit to Overture (such as data, questions or answers, comments, or suggestions) as non-confidential, and agree that Overture will not be liable or responsible if information that belongs to you is intercepted and used by an unintended recipient.

Control over Features, Functions, and Access to the Services

Overture reserves the right to change any information, features and functions of the Services without prior notice. Overture may deny you access to all or part of the Services without prior notice if you engage in any conduct or activities that Overture determines, in its sole discretion, violate this Agreement, the rights of Overture or any third party, or is otherwise inappropriate. Choice of Law, Waiver, and Claims This Agreement shall be governed by the laws of the State of California without regard to its conflict of law provisions. Overture's failure to exercise or enforce any right or provision of the Agreement will not be deemed to be a waiver of such right or provision. If any provision of this Agreement is found by a court of competent jurisdiction to be invalid, the parties nevertheless agree that the court should endeavor to give effect to the parties' intentions as reflected in the provision, and the other provisions of this Agreement remain in full force and effect. You agree that regardless of any statute or law to the contrary, any claim or cause of action arising out of or related to use of the Services must be filed within one (1) year after such claim or cause of action arose or be forever barred.

Arbitration

Any controversy or claim arising out of or relating to this Agreement or the Services will be settled by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association. Any such controversy or claim must be arbitrated on an individual basis, and must not be consolidated in any arbitration with any claim or controversy of any other party. The arbitration must be conducted in Los Angeles, California, and judgment on the arbitration award may be entered into any court having jurisdiction thereof. Either you or Overture may seek any interim or preliminary relief from a court of competent jurisdiction in Los Angeles, California, as necessary to protect the rights or property of you or Overture.

Notice

You may direct any questions concerning this Agreement to:

Overture Services, Inc.
Business Affairs
74 N. Pasadena Ave. 3rd Floor
Pasadena, CA 91103-3669

Amendment

Overture may amend this Agreement at any time by posting the amended terms on its Web site. This Agreement may not be otherwise amended except in a written document signed by you and Overture. This agreement was last revised on February 20, 2002.

4

Appendix 1 - "Edgar" Search Terms (January 1, 2004 to March 31, 2004)

Start Date	End Date	Search Term	Avg. Position	Impressions	Total Clicks	CTR	Avg. Cost	Total Cost	CPC
Feb 04 2004	Mar 31 2004	10 k wizard	1	281	17	6.05	0.11	1.82	0.11
Feb 19 2004	Mar 31 2004	10k sb	1	12	2	16.67	0.11	0.2	0.1
Feb 11 2004	Mar 31 2004	10ksb	1	40	3	7.5	0.1	0.3	0.1
Feb 04 2004	Mar 31 2004	10q	1	426	89	20.89	0.13	11.58	0.13
Feb 09 2004	Mar 30 2004	10qsb	1	34	6	17.65	0.1	0.6	0.1
Feb 06 2004	Mar 31 2004	corporate filing	6	1615	3	0.19	0.16	0.53	0.18
Feb 06 2004	Mar 31 2004	edgar	2	37102	1109	2.99	0.18	199.16	0.18
Feb 05 2004	Mar 31 2004	edgar 10k	1	205	19	9.27	0.11	2.06	0.11
Feb 06 2004	Feb 11 2004	edgar and sec	1	474	22	4.64	0.16	3.52	0.16
Feb 20 2004	Mar 24 2004	edgar ascii	1	4	0	0	0.1	0	0
Feb 10 2004	Mar 26 2004	edgar com	1	14	0	0	0.11	0	0
Feb 06 2004	Mar 29 2004	edgar conversion	1	66	3	4.55	0.1	0.31	0.1
Feb 06 2004	Mar 31 2004	edgar database	2	1303	18	1.38	0.14	1.92	0.11
Feb 05 2004	Mar 31 2004	edgar ease	1	138	6	4.35	0.1	0.6	0.1
Mar 04 2004	Mar 16 2004	edgar expert	1	3	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	edgar filing	4	1512	33	2.18	0.26	9.01	0.27
Feb 22 2004	Mar 24 2004	edgar filing fee	4	8	1	12.5	0.1	0.1	0.1
Feb 12 2004	Mar 30 2004	edgar filing service	3	11	3	27.27	0.11	0.3	0.1
Feb 04 2004	Mar 31 2004	edgar financial	1	160	13	8.12	0.12	1.4	0.11
Feb 10 2004	Mar 30 2004	edgar form	1	31	4	12.9	0.1	0.4	0.1
Feb 10 2004	Mar 31 2004	edgar government	1	67	6	8.96	0.11	0.65	0.11
Feb 07 2004	Mar 31 2004	edgar html	2	36	1	2.78	0.12	0.1	0.1
Feb 05 2004	Mar 31 2004	edgar industry	1	48	0	0	0.1	0	0
Feb 04 2004	Mar 31 2004	edgar on line	1	396	2	0.51	0.11	0.21	0.1
Feb 06 2004	Mar 06 2004	edgar online	1	3610	57	1.58	0.11	6.35	0.11
Feb 23 2004	Mar 24 2004	edgar rate	3	2	0	0	0.16	0	0
Feb 04 2004	Mar 31 2004	edgar scan	1	902	34	3.77	0.11	3.64	0.11
Feb 05 2004	Mar 31 2004	edgar search	1	173	4	2.31	0.11	0.43	0.11
Feb 04 2004	Feb 10 2004	edgar sec filing	2	54	2	3.7	0.11	0.22	0.11
Feb 06 2004	Mar 31 2004	edgar securities	5	157	2	1.27	0.12	0.2	0.1
Feb 06 2004	Mar 30 2004	edgar software	1	107	11	10.28	0.11	1.22	0.11
Feb 11 2004	Feb 11 2004	edgar solution	1	2	0	0	0.1	0	0
Feb 05 2004	Mar 25 2004	edgarization	1	18	3	16.67	0.1	0.32	0.11
Feb 18 2004	Mar 24 2004	edgarization ascii	1	8	0	0	0.2	0	0
Feb 10 2004	Mar 30 2004	edgarization html	1	8	0	0	0.1	0	0
Feb 18 2004	Mar 26 2004	edgarization software	1	12	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	edgarizer	2	45	0	0	0.12	0	0
Feb 08 2004	Mar 31 2004	edgarizer html	3	140	8	5.71	0.16	1.23	0.15
Feb 06 2004	Mar 30 2004	edgarizing	1	56	5	8.93	0.1	0.51	0.1
Feb 17 2004	Mar 29 2004	edgarizing software	1	13	3	23.08	0.1	0.3	0.1
Feb 25 2004	Mar 31 2004	edgarsec	1	23	5	21.74	0.11	0.53	0.11
Feb 06 2004	Mar 31 2004	electronic filing	18	17422	2	0.01	0.17	0.28	0.14
Feb 06 2004	Mar 31 2004	filing	11	3463	8	0.23	0.23	1.91	0.24
Feb 11 2004	Mar 31 2004	filing sec edgar	4	506	10	1.98	0.23	1.83	0.18
Feb 04 2004	Mar 31 2004	form 3	1	1405	13	0.93	0.11	1.41	0.11
Feb 04 2004	Mar 31 2004	form 4	1	858	27	3.15	0.11	2.92	0.11
Feb 04 2004	Mar 31 2004	form 5	1	174	20	11.49	0.11	2.17	0.11
Feb 06 2004	Mar 31 2004	free edgar	1	1590	32	2.01	0.11	3.46	0.11
Feb 04 2004	Mar 31 2004	info sec	1	292	6	2.05	0.11	0.66	0.11
Feb 06 2004	Mar 31 2004	live edgar	1	168	34	20.24	0.11	3.67	0.11
Feb 14 2004	Mar 28 2004	live file	1	13	1	7.69	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	liveedgar	1	163	6	3.68	0.12	0.7	0.12
Feb 06 2004	Mar 31 2004	online filing	7	531	5	0.94	0.14	0.9	0.18
Feb 10 2004	Mar 24 2004	online sec filing	1	18	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	sb1	1	929	2	0.22	0.14	0.27	0.14
Feb 06 2004	Mar 31 2004	sb2	1	528	11	2.08	0.13	1.43	0.13
Feb 06 2004	Mar 31 2004	sec	7	24181	47	0.19	0.13	5.96	0.13
Feb 06 2004	Mar 31 2004	sec 10k filing	1	250	14	5.6	0.14	2.1	0.15
Feb 16 2004	Mar 26 2004	sec 4	1	14	0	0	0.1	0	0
Feb 09 2004	Mar 31 2004	sec commission	1	52	4	7.69	0.1	0.4	0.1
Feb 06 2004	Mar 31 2004	sec compliance	3	307	1	0.33	0.16	0.21	0.21
Feb 06 2004	Mar 31 2004	sec disclosure	1	79	1	1.27	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	sec document	1	119	9	7.56	0.1	0.91	0.1
Feb 12 2004	Mar 31 2004	sec edgar	1	4191	96	2.29	0.16	14.7	0.15
Feb 06 2004	Mar 31 2004	sec edgar database	2	271	25	9.23	0.11	2.7	0.11
Feb 11 2004	Mar 31 2004	sec edgar file	1	12	0	0	0.1	0	0
Feb 16 2004	Mar 27 2004	sec electronic filing	2	24	0	0	0.11	0	0
Feb 10 2004	Mar 31 2004	sec fee	1	654	22	3.36	0.1	2.2	0.1
Feb 06 2004	Mar 31 2004	sec filing	1	10991	208	1.89	0.14	28.6	0.14
Feb 10 2004	Mar 30 2004	sec form 3	1	98	6	6.12	0.1	0.63	0.1
Feb 10 2004	Mar 31 2004	sec form 4	1	277	23	8.3	0.11	2.5	0.11
Feb 10 2004	Mar 29 2004	sec form 5	1	102	8	7.84	0.11	0.85	0.11
Feb 06 2004	Mar 31 2004	sec government	1	802	36	4.49	0.12	3.92	0.11
Feb 06 2004	Mar 31 2004	sec government edgar	1	35	4	11.43	0.11	0.44	0.11
Feb 06 2004	Mar 31 2004	sec investigation	3	459	4	0.87	0.11	0.44	0.11
Feb 06 2004	Mar 31 2004	sec regulation	4	915	6	0.66	0.24	1.31	0.22
Feb 06 2004	Mar 31 2004	sec report	1	408	10	2.45	0.11	1.1	0.11
Feb 06 2004	Mar 31 2004	sec reporting	1	406	21	5.17	0.2	4.08	0.19
Feb 09 2004	Mar 31 2004	sec requirement	1	36	2	5.56	0.1	0.2	0.1
Feb 06 2004	Mar 31 2004	sec rule	1	626	23	3.67	0.11	2.34	0.1
Feb 12 2004	Mar 31 2004	sec rule 17a	3	71	3	4.23	0.11	0.3	0.1
Feb 06 2004	Mar 31 2004	sec web site	1	493	33	6.69	0.1	3.3	0.1
Feb 06 2004	Mar 31 2004	securities exchange commission	5	29146	216	0.74	0.14	30.24	0.14
Feb 06 2004	Mar 31 2004	test filing	1	445	15	3.37	0.1	1.5	0.1
Feb 07 2004	Mar 24 2004	u.s sec	1	24	1	4.17	0.1	0.1	0.1
Mar 04 2004	Mar 23 2004	u.s.a s.e.c	4	7	0	0	0.19	0	0
Feb 09 2004	Mar 29 2004	united state securites exchange commission	2	34	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	united state securities and exchange commission	1	564	5	0.89	0.1	0.5	0.1
Feb 06 2004	Mar 31 2004	us sec	1	189	7	3.7	0.1	0.7	0.1
Feb 21 2004	Mar 31 2004	usa sec	1	78	4	5.13	0.1	0.4	0.1

A-1

Appendix 2 - "Oil & Gas" Search Terms (January 1, 2004 to March 31, 2004)

Start Date	End Date	Search Term	Avg. Position	Impressions	Total Clicks	CTR	Avg. Cost	Total Cost	CPC
Feb 08 2004	Mar 30 2004	corp gas oil	1	54	2	3.7	0.11	0.22	0.11
Feb 06 2004	Mar 31 2004	gas oil	1	349	82	23.5	0.11	9	0.11
Feb 17 2004	Mar 27 2004	gas in invest	1	11	1	9.09	0.1	0.11	0.11
Feb 06 2004	Mar 29 2004	gas international oil	1	79	4	5.06	0.11	0.41	0.1
Feb 12 2004	Mar 30 2004	gas marketing oil	1	19	4	21.05	0.1	0.4	0.1
Feb 06 2004	Mar 31 2004	gas oil properties	1	97	9	9.28	0.12	1.08	0.12
Feb 08 2004	Mar 31 2004	gas oil report	2	170	3	1.76	0.11	0.32	0.11
Feb 06 2004	Mar 26 2004	gas oil site web	3	556	8	1.44	0.12	0.96	0.12
Feb 06 2004	Mar 31 2004	gas oil terms	1	194	15	7.73	0.11	1.59	0.11
Feb 06 2004	Mar 31 2004	gas stock	2	262	15	5.73	0.1	1.5	0.1
Feb 06 2004	Mar 31 2004	oil and gas	6	16452	195	1.19	0.25	49.19	0.25
Feb 06 2004	Mar 31 2004	oil and gas company	2	4661	90	1.93	0.24	14.22	0.16
Feb 06 2004	Mar 31 2004	oil and gas drilling company	1	129	4	3.1	0.12	0.48	0.12
Feb 17 2004	Mar 22 2004	oil and gas invest	1	11	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	oil and gas investor	3	5893	14	0.24	0.17	2.2	0.16
Feb 06 2004	Mar 31 2004	oil and gas magazine	1	270	21	7.78	0.11	2.28	0.11
Feb 06 2004	Mar 31 2004	oil and gas news	3	1893	28	1.48	0.19	4.12	0.15
Feb 06 2004	Mar 31 2004	oil and gas production	2	8039	13	0.16	0.35	2.47	0.19
Feb 06 2004	Mar 31 2004	oil gas directory	2	440	65	14.77	0.15	9.7	0.15
Feb 06 2004	Mar 31 2004	oil gas form	1	118	3	2.54	0.1	0.3	0.1
Feb 06 2004	Mar 31 2004	oil gas investment	5	503	17	3.38	0.17	2.92	0.17
Feb 17 2004	Mar 26 2004	oil invest	1	23	1	4.35	0.11	0.11	0.11
Feb 06 2004	Mar 31 2004	oil investment	4	451	22	4.88	0.12	2.57	0.12
Feb 09 2004	Mar 31 2004	oil investor	1	55	2	3.64	0.11	0.22	0.11
Feb 06 2004	Mar 31 2004	oil natural gas corporation	1	185	3	1.62	0.1	0.3	0.1
Feb 06 2004	Mar 31 2004	oil stock	1	9226	176	1.91	0.11	19.38	0.11

A-2

Appendix 3 - "Daimler" Search Terms (January 1, 2004 to March 31, 2004)

Start Date	End Date	Search Term	Avg. Position	Impressions	Total Clicks	CTR	Avg. Cost	Total Cost	CPC
Mar 02 2004	Mar 02 2004	1 day stock trade	1	6	1	16.67	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	after hours stock trade	1	304	4	1.32	0.11	0.43	0.11
Feb 09 2004	Mar 31 2004	american investing	1	48	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	american investment	1	743	5	0.67	0.1	0.5	0.1
Feb 06 2004	Mar 31 2004	american stock market	1	273	18	6.59	0.1	1.8	0.1
Jan 01 2004	Mar 31 2004	beginning investing	5	901	15	1.66	0.21	2.74	0.18
Feb 07 2004	Mar 31 2004	best online stock trade	4	142	0	0	0.12	0	0
Feb 06 2004	Mar 30 2004	better invest	1	45	0	0	0.1	0	0
Jan 01 2004	Mar 31 2004	better investing	22	2071	0	0	0.24	0	0
Feb 06 2004	Mar 31 2004	better investment	3	101	2	1.98	0.1	0.2	0.1
Jan 01 2004	Mar 31 2004	blue chip	1	15149	281	1.85	0.19	54.24	0.19
Jan 01 2004	Mar 31 2004	blue chip company	1	1092	108	9.89	0.11	11.32	0.1
Feb 06 2004	Mar 31 2004	bond invest	2	111	1	0.9	0.1	0.12	0.12
Jan 01 2004	Mar 31 2004	buy and sell stock	1	13093	98	0.75	0.31	26.61	0.27
Jan 02 2004	Mar 31 2004	buy and sell stock online	2	429	22	5.13	0.18	4.67	0.21
Jan 01 2004	Mar 31 2004	buy cheap stock	1	723	72	9.96	0.22	15.88	0.22
Jan 01 2004	Feb 18 2004	buy one stock	2	567	9	1.59	0.15	2.07	0.23
Jan 01 2004	Mar 31 2004	buy penny stock	1	2586	205	7.93	0.12	24.7	0.12
Jan 01 2004	Mar 31 2004	buy preferred stock	2	218	18	8.26	0.1	1.81	0.1
Jan 01 2004	Feb 18 2004	buy stock direct	2	891	52	5.84	0.18	10.92	0.21
Feb 06 2004	Mar 31 2004	buy stock online	10	7163	3	0.04	0.15	0.37	0.12
Feb 06 2004	Mar 31 2004	capital investing	1	106	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	capital market	5	8897	141	1.58	0.16	21.96	0.16
Mar 06 2004	Mar 06 2004	chart real stock time trade	1	3	0	0	0.1	0	0
Feb 13 2004	Mar 31 2004	chart stock trade	2	38	0	0	0.11	0	0
Feb 06 2004	Feb 18 2004	cheap stock trade	4	79	0	0	0.16	0	0
Feb 10 2004	Mar 31 2004	commodity invest	1	28	2	7.14	0.1	0.2	0.1
Feb 06 2004	Mar 31 2004	commodity investment	7	1006	2	0.2	0.17	0.34	0.17
Feb 06 2004	Mar 31 2004	company research	5	18852	45	0.24	0.25	11.74	0.26
Feb 06 2004	Mar 31 2004	day trader	16	1555	2	0.13	0.25	0.5	0.25
Jan 01 2004	Mar 31 2004	day trading	32	5348	6	0.11	0.27	2.11	0.35
Feb 06 2004	Mar 30 2004	direct invest	1	262	5	1.91	0.11	0.55	0.11
Feb 06 2004	Mar 31 2004	discount stock trade	1	143	2	1.4	0.13	0.26	0.13
Feb 15 2004	Mar 25 2004	dow invest	1	4	0	0	0.1	0	0
Feb 10 2004	Mar 29 2004	dow investing	1	42	0	0	0.1	0	0
Feb 09 2004	Mar 30 2004	dow investment	1	23	0	0	0.11	0	0
Feb 06 2004	Mar 31 2004	e power profit	1	48	2	4.17	0.11	0.22	0.11
Feb 06 2004	Mar 31 2004	e quote stock trade	2	51	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	e trade stock	2	267	16	5.99	0.17	2.8	0.18
Feb 06 2004	Feb 18 2004	electronic market	2	560	2	0.36	0.15	0.3	0.15
Feb 06 2004	Mar 31 2004	equity	18	4553	1	0.02	0.25	0.25	0.25
Feb 06 2004	Mar 31 2004	equity capital	4	1261	4	0.32	0.15	0.63	0.16
Feb 06 2004	Mar 31 2004	equity option	7	799	6	0.75	0.21	1.42	0.24
Feb 06 2004	Mar 31 2004	equity research	2	2659	59	2.22	0.13	7.62	0.13
Feb 06 2004	Mar 31 2004	exchange stock trade	1	107	5	4.67	0.11	0.55	0.11
Feb 06 2004	Mar 31 2004	finance and investing	7	1859	1	0.05	0.12	0.12	0.12
Jan 01 2004	Mar 31 2004	financial investing	16	3487	0	0	0.24	0	0
Feb 06 2004	Mar 31 2004	financial investment	18	3549	4	0.11	0.25	1	0.25
Feb 06 2004	Mar 31 2004	financial market	12	1703	6	0.35	0.17	1.17	0.2
Feb 06 2004	Mar 30 2004	financial marketplace	1	138	3	2.17	0.1	0.3	0.1
Feb 06 2004	Mar 31 2004	free stock trade	1	512	17	3.32	0.11	1.85	0.11
Feb 06 2004	Mar 31 2004	global invest	3	333	7	2.1	0.11	0.77	0.11
Feb 06 2004	Mar 31 2004	gold invest	5	261	4	1.53	0.16	0.72	0.18
Feb 06 2004	Mar 31 2004	good stock investment	2	248	22	8.87	0.12	2.64	0.12
Jan 01 2004	Mar 31 2004	good stock to buy	2	1409	252	17.89	0.25	63.13	0.25
Feb 08 2004	Mar 25 2004	good stock to invest	1	58	8	13.79	0.12	0.99	0.12
Mar 04 2004	Mar 31 2004	growth income invest	1	3	0	0	0.1	0	0
Jan 06 2004	Mar 28 2004	growth income investing	1	26	0	0	0.1	0	0
Feb 08 2004	Feb 08 2004	growth income investor	1	2	0	0	0.1	0	0
Feb 10 2004	Mar 31 2004	guide investing investment	2	24	0	0	0.13	0	0
Feb 06 2004	Mar 31 2004	high tech stock	1	89	5	5.62	0.11	0.51	0.1
Jan 01 2004	Mar 31 2004	hot stock buy	2	908	44	4.85	0.25	11.82	0.27
Feb 06 2004	Mar 31 2004	hot stock pick	13	179	0	0	0.23	0	0
Feb 08 2004	Mar 30 2004	income invest	1	48	5	10.42	0.1	0.5	0.1
Feb 06 2004	Mar 31 2004	income investing	5	640	24	3.75	0.15	3.63	0.15
Feb 06 2004	Mar 31 2004	income investment	3	1736	30	1.73	0.1	3	0.1
Feb 06 2004	Mar 31 2004	income investor	1	446	29	6.5	0.1	2.94	0.1
Feb 07 2004	Mar 31 2004	increase profit	1	120	0	0	0.14	0	0
Feb 09 2004	Mar 29 2004	increased profit	1	30	0	0	0.1	0	0
Feb 07 2004	Mar 31 2004	index invest	1	141	2	1.42	0.1	0.2	0.1
Feb 06 2004	Mar 31 2004	index investment	1	135	6	4.44	0.1	0.6	0.1
Feb 16 2004	Mar 23 2004	industry portfolio	1	20	3	15	0.1	0.3	0.1
Feb 06 2004	Mar 31 2004	international invest	2	79	1	1.27	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	internet research	7	3512	8	0.23	0.21	1.71	0.21
Feb 06 2004	Mar 31 2004	internet stock trade	2	217	0	0	0.13	0	0
Feb 15 2004	Mar 30 2004	invest 101	1	27	3	11.11	0.1	0.3	0.1
Feb 06 2004	Mar 28 2004	invest advice	1	22	0	0	0.1	0	0
Mar 11 2004	Mar 11 2004	invest basic	1	1	1	100	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	invest business	1	76	2	2.63	0.1	0.2	0.1
Feb 06 2004	Mar 31 2004	invest financial	3	593	1	0.17	0.21	0.22	0.22
Feb 06 2004	Mar 30 2004	invest for dummy	1	27	5	18.52	0.1	0.5	0.1
Feb 06 2004	Mar 31 2004	invest funds	2	281	4	1.42	0.1	0.43	0.11
Feb 06 2004	Mar 30 2004	invest guide	1	28	2	7.14	0.1	0.2	0.1
Feb 07 2004	Mar 22 2004	invest idea	1	25	1	4	0.1	0.1	0.1
Feb 10 2004	Mar 31 2004	invest in money stock	1	31	1	3.23	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	invest in penny stock	2	194	14	7.22	0.13	1.79	0.13
Feb 10 2004	Mar 17 2004	invest information	2	16	1	6.25	0.11	0.11	0.11
Feb 09 2004	Mar 31 2004	invest investor	1	61	1	1.64	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	invest my money	12	488	3	0.61	0.13	0.44	0.15
Feb 08 2004	Mar 24 2004	invest network	1	20	0	0	0.1	0	0
Feb 21 2004	Mar 25 2004	invest on wall street	2	15	1	6.67	0.1	0.11	0.11
Feb 06 2004	Mar 31 2004	invest pro	1	198	3	1.52	0.11	0.33	0.11
Feb 06 2004	Mar 31 2004	invest smart	11	440	1	0.23	0.25	0.25	0.25
Feb 14 2004	Mar 31 2004	invest smart stock	1	47	0	0	0.1	0	0
Feb 07 2004	Mar 25 2004	invest smart stock market	1	15	0	0	0.11	0	0
Feb 06 2004	Mar 31 2004	invest stock market	9	168	0	0	0.13	0	0
Feb 06 2004	Mar 31 2004	invest strategy	1	27	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	invest tool	4	739	11	1.49	0.17	1.76	0.16
Feb 09 2004	Mar 31 2004	invest usa	1	65	0	0	0.1	0	0
Jan 01 2004	Mar 31 2004	investing	19	352035	254	0.07	0.39	93.8	0.37
Jan 02 2004	Mar 31 2004	investing advice	16	812	0	0	0.25	0	0
Feb 06 2004	Mar 31 2004	investing funds	1	129	1	0.78	0.11	0.11	0.11
Feb 06 2004	Mar 31 2004	investing game	2	936	22	2.35	0.12	2.65	0.12
Jan 01 2004	Mar 31 2004	investing guide	10	2047	1	0.05	0.26	0.37	0.37
Feb 06 2004	Mar 31 2004	investing idea	2	443	3	0.68	0.11	0.33	0.11
Feb 18 2004	Mar 30 2004	investing in money stock	1	36	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	investing in stock market	20	3836	0	0	0.25	0	0
Jan 03 2004	Mar 31 2004	investing information	23	101	0	0	0.25	0	0
Feb 06 2004	Mar 31 2004	investing investment	6	1723	0	0	0.15	0	0
Feb 28 2004	Mar 26 2004	investing investor online	1	7	0	0	0.12	0	0
Jan 01 2004	Mar 31 2004	investing my money	23	6418	0	0	0.25	0	0
Mar 09 2004	Mar 09 2004	investing network	1	2	0	0	0.1	0	0
Jan 01 2004	Mar 31 2004	investing newsletter	19	29512	6	0.02	0.32	1.65	0.28
Feb 09 2004	Mar 31 2004	investing on wall street	1	23	2	8.7	0.11	0.22	0.11
Jan 01 2004	Mar 31 2004	investing online	15	67492	10	0.01	0.34	3.46	0.35
Feb 14 2004	Mar 10 2004	investing pro	1	4	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	investing professional	1	21	0	0	0.1	0	0
Jan 01 2004	Mar 31 2004	investing smart	14	455	9	1.98	0.2	1.15	0.13
Feb 06 2004	Mar 31 2004	investing strategy	24	103	0	0	0.25	0	0
Jan 01 2004	Mar 31 2004	investing tip	10	2318	6	0.26	0.3	1.99	0.33
Feb 06 2004	Mar 31 2004	investing tool	11	314	0	0	0.24	0	0
Feb 06 2004	Mar 30 2004	investing usa	1	168	1	0.6	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	investment 101	1	198	15	7.58	0.1	1.5	0.1
Feb 06 2004	Mar 31 2004	investment advice	28	4628	1	0.02	0.25	0.25	0.25
Feb 07 2004	Mar 30 2004	investment alert	2	54	3	5.56	0.11	0.3	0.1
Feb 06 2004	Mar 31 2004	investment basic	1	94	5	5.32	0.1	0.5	0.1
Feb 06 2004	Mar 31 2004	investment finance	3	3249	22	0.68	0.1	2.2	0.1
Jan 01 2004	Mar 31 2004	investment idea	3	1527	92	6.02	0.21	20.11	0.22
Feb 09 2004	Mar 31 2004	investment in stock market	1	69	3	4.35	0.1	0.3	0.1
Feb 06 2004	Mar 31 2004	investment information	25	177	0	0	0.24	0	0
Feb 06 2004	Mar 31 2004	investment money	6	1240	13	1.05	0.24	3.27	0.25
Feb 06 2004	Mar 31 2004	investment network	1	146	2	1.37	0.1	0.2	0.1
Jan 01 2004	Mar 31 2004	investment newsletter	20	4833	5	0.1	0.38	1.68	0.34
Feb 08 2004	Mar 31 2004	investment pro	1	88	1	1.14	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	investment professional	3	666	0	0	0.26	0	0
Feb 06 2004	Mar 31 2004	investment research	20	1371	0	0	0.23	0	0
Feb 06 2004	Mar 31 2004	investment strategy	29	3024	0	0	0.25	0	0
Feb 06 2004	Mar 31 2004	investment tip	15	1119	0	0	0.21	0	0
Feb 06 2004	Mar 31 2004	investment tool	15	373	0	0	0.25	0	0
Feb 06 2004	Mar 31 2004	investment usa	1	1935	19	0.98	0.1	1.9	0.1
Feb 06 2004	Mar 29 2004	investor basic	2	60	0	0	0.11	0	0
Feb 06 2004	Mar 31 2004	investor idea	1	84	1	1.19	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	investor investment	1	185	2	1.08	0.1	0.2	0.1
Feb 06 2004	Mar 29 2004	investor strategy	1	87	3	3.45	0.11	0.33	0.11
Feb 06 2004	Mar 31 2004	learn to stock trade	6	543	5	0.92	0.25	1.25	0.25
Feb 09 2004	Mar 28 2004	long term invest	1	16	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	long term investing	8	2234	3	0.13	0.23	0.66	0.22
Feb 06 2004	Mar 31 2004	long term investment	7	3699	12	0.32	0.25	2.98	0.25
Feb 08 2004	Mar 25 2004	long term investor	1	53	1	1.89	0.1	0.1	0.1
Feb 09 2004	Mar 28 2004	longterm growth	1	30	0	0	0.1	0	0
Feb 12 2004	Mar 18 2004	longterm investment	1	19	5	26.32	0.1	0.5	0.1
Feb 27 2004	Feb 27 2004	low penny price stock trade	1	1	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	make money	52	1836	32	1.74	0.25	8	0.25
Feb 06 2004	Mar 31 2004	make more money	28	251	0	0	0.24	0	0
Feb 06 2004	Mar 31 2004	making money	36	4697	4	0.09	0.25	1	0.25
Feb 06 2004	Mar 31 2004	market	3	89428	301	0.34	0.25	74.05	0.25
Feb 06 2004	Mar 31 2004	market analysis	15	2670	4	0.15	0.25	1	0.25
Feb 06 2004	Mar 31 2004	market intelligence	7	1795	11	0.61	0.11	1.46	0.13
Feb 06 2004	Mar 31 2004	market news	7	4060	4	0.1	0.23	0.9	0.22
Feb 06 2004	Mar 31 2004	market pro	1	6524	29	0.44	0.16	4.64	0.16
Feb 06 2004	Mar 31 2004	market research	37	8727	0	0	0.25	0	0
Feb 06 2004	Mar 31 2004	market research company	17	1464	2	0.14	0.24	0.47	0.24
Feb 06 2004	Mar 31 2004	market share	1	11510	354	3.08	0.13	46.02	0.13
Feb 06 2004	Mar 31 2004	market survey	10	1546	5	0.32	0.24	1.11	0.22
Feb 06 2004	Mar 31 2004	market watch	1	18346	92	0.5	0.16	18.6	0.2
Feb 06 2004	Mar 31 2004	money	29	41165	19	0.05	0.25	4.89	0.26
Feb 06 2004	Mar 31 2004	money management	24	5238	2	0.04	0.21	0.44	0.22
Feb 12 2004	Feb 25 2004	national association of securities dealer automated quotation system invest	1	4	2	50	0.1	0.2	0.1
Feb 07 2004	Mar 29 2004	national association of securities dealer automated quotation system investing	1	39	2	5.13	0.1	0.2	0.1
Feb 06 2004	Mar 31 2004	net profit	1	7018	11	0.16	0.16	2.02	0.18
Jan 01 2004	Mar 31 2004	oil and gas investing	2	4743	20	0.42	0.29	3.92	0.2
Jan 01 2004	Mar 30 2004	oil investing	3	223	9	4.04	0.12	1.19	0.13
Feb 06 2004	Mar 31 2004	on line stock trade	3	309	7	2.27	0.12	0.81	0.12
Feb 06 2004	Mar 31 2004	online stock invest	3	30	0	0	0.1	0	0
Feb 09 2004	Mar 01 2004	online stock investor	1	8	0	0	0.1	0	0
Feb 07 2004	Mar 31 2004	option invest	1	24	5	20.83	0.1	0.5	0.1
Jan 04 2004	Mar 31 2004	overseas investing	1	262	10	3.82	0.11	1.1	0.11
Feb 06 2004	Mar 31 2004	paper trade stock	1	138	3	2.17	0.11	0.31	0.1
Feb 10 2004	Mar 31 2004	penny stock strategy trade	1	38	0	0	0.11	0	0
Feb 06 2004	Mar 31 2004	penny stock trade	1	335	21	6.27	0.13	2.81	0.13
Feb 06 2004	Mar 31 2004	preferred stock	3	14927	825	5.53	0.27	227.78	0.28
Feb 08 2004	Mar 31 2004	pro stock trade	1	135	2	1.48	0.11	0.22	0.11
Feb 06 2004	Mar 31 2004	profit maximization	2	960	28	2.92	0.12	3.32	0.12
Feb 06 2004	Mar 31 2004	profit potential	1	298	0	0	0.15	0	0
Mar 12 2004	Mar 12 2004	profitable market strategy	1	1	0	0	0.1	0	0
Feb 23 2004	Mar 14 2004	profitable stock market	1	5	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	research company	6	6245	12	0.19	0.18	2.3	0.19
Feb 06 2004	Mar 31 2004	research report	5	16042	65	0.41	0.19	11.73	0.18
Feb 08 2004	Mar 31 2004	resource investing	1	58	2	3.45	0.18	0.5	0.25
Feb 07 2004	Mar 25 2004	s p 500 invest	1	9	0	0	0.1	0	0
Feb 09 2004	Mar 19 2004	s p 500 investing	1	15	0	0	0.1	0	0
Feb 09 2004	Mar 24 2004	s p 500 investment	1	6	2	33.33	0.1	0.2	0.1
Jan 02 2004	Mar 31 2004	sell stock online	1	4719	6	0.13	0.26	0.79	0.13
Feb 06 2004	Mar 31 2004	short term trading	8	500	2	0.4	0.25	0.37	0.18
Feb 06 2004	Mar 31 2004	smart investment	6	356	13	3.65	0.12	1.57	0.12
Feb 06 2004	Mar 31 2004	smart money	10	3870	3	0.08	0.25	0.83	0.28
Feb 07 2004	Mar 30 2004	start invest	1	20	4	20	0.1	0.4	0.1
Jan 01 2004	Mar 31 2004	start investing	7	2966	12	0.4	0.24	2.9	0.24
Feb 06 2004	Mar 31 2004	start investment	1	208	4	1.92	0.1	0.4	0.1
Feb 06 2004	Mar 31 2004	stock chart	21	4835	12	0.25	0.24	2.82	0.24
Feb 06 2004	Mar 31 2004	stock invest	12	150	1	0.67	0.16	0.21	0.21
Feb 10 2004	Mar 10 2004	stock invest tip	1	2	1	50	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	stock investing	32	7674	1	0.01	0.26	0.25	0.25
Feb 06 2004	Mar 31 2004	stock investing tip	7	247	1	0.4	0.22	0.21	0.21
Feb 06 2004	Mar 31 2004	stock investment	29	1994	1	0.05	0.26	0.25	0.25
Feb 06 2004	Mar 31 2004	stock investment tip	2	141	9	6.38	0.12	1	0.11
Feb 06 2004	Mar 31 2004	stock investor tip	2	38	0	0	0.1	0	0
Jan 01 2004	Mar 31 2004	stock market	21	56699	103	0.18	0.3	34.35	0.33
Feb 06 2004	Mar 31 2004	stock market analysis	13	970	10	1.03	0.25	2.6	0.26
Feb 18 2004	Mar 21 2004	stock market choice	1	4	0	0	0.11	0	0
Feb 06 2004	Mar 31 2004	stock market information	21	2971	1	0.03	0.25	0.25	0.25
Feb 06 2004	Mar 31 2004	stock market investing	32	2279	0	0	0.25	0	0
Feb 06 2004	Mar 31 2004	stock market pick	15	442	1	0.23	0.16	0.16	0.16
Feb 06 2004	Mar 31 2004	stock market portfolio	3	1640	3	0.18	0.11	0.33	0.11
Jan 02 2004	Mar 29 2004	stock market profit	1	78	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	stock market report	12	2482	3	0.12	0.25	0.83	0.28
Feb 06 2004	Mar 31 2004	stock market research	19	694	1	0.14	0.23	0.1	0.1
Feb 06 2004	Mar 31 2004	stock market strategy	18	456	1	0.22	0.24	0.18	0.18
Feb 06 2004	Mar 31 2004	stock market trade	1	2708	5	0.18	0.29	1.03	0.21
Feb 06 2004	Mar 31 2004	stock market trading	22	1851	1	0.05	0.27	0.24	0.24
Jan 01 2004	Mar 31 2004	stock newsletter	17	2238	6	0.27	0.27	2.33	0.39
Feb 06 2004	Mar 31 2004	stock option trade	5	326	2	0.61	0.13	0.26	0.13
Jan 01 2004	Mar 31 2004	stock pick	24	9586	25	0.26	0.32	9.4	0.38
Jan 02 2004	Mar 31 2004	stock profit	1	1014	15	1.48	0.1	1.56	0.1
Feb 06 2004	Mar 31 2004	stock research	25	2604	1	0.04	0.25	0.25	0.25
Feb 24 2004	Mar 30 2004	stock stock trade trade traded trading	1	6	0	0	0.1	0	0
Jan 01 2004	Mar 31 2004	stock tip	7	6588	75	1.14	0.37	29.21	0.39
Jan 01 2004	Mar 31 2004	stock to buy	8	38246	119	0.31	0.29	39.59	0.33
Jan 01 2004	Mar 31 2004	stock to buy now	3	441	24	5.44	0.18	5.82	0.24
Feb 06 2004	Mar 31 2004	stock trader	10	2263	10	0.44	0.23	2.2	0.22
Jan 01 2004	Mar 31 2004	stock trading	31	3649	4	0.11	0.36	1.45	0.36
Jan 01 2004	Mar 31 2004	stock trend	2	1833	92	5.02	0.19	19.05	0.21
Feb 06 2004	Mar 31 2004	stock watch	3	29026	237	0.82	0.29	74.28	0.31
Jan 01 2004	Mar 31 2004	strong buy stock	3	1160	131	11.29	0.14	19.54	0.15
Feb 11 2004	Mar 28 2004	swiss invest	1	35	0	0	0.1	0	0
Feb 14 2004	Mar 28 2004	swiss investing	1	7	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	swiss investment	1	78	0	0	0.27	0	0
Feb 09 2004	Mar 31 2004	swiss pro	1	44	0	0	0.1	0	0
Feb 06 2004	Mar 31 2004	tech investment	1	132	1	0.76	0.11	0.11	0.11
Jan 01 2004	Mar 31 2004	top stock to buy	3	787	36	4.57	0.16	5.65	0.16
Feb 08 2004	Mar 31 2004	trade in stock	1	156	2	1.28	0.11	0.22	0.11
Feb 06 2004	Mar 31 2004	trade stock	15	44847	4	0.01	0.25	1	0.25
Jan 01 2004	Mar 30 2004	uk investing	1	243	4	1.65	0.11	0.44	0.11
Feb 12 2004	Mar 31 2004	value invest	1	31	1	3.23	0.1	0.1	0.1
Feb 06 2004	Mar 31 2004	wall street investment	1	72	4	5.56	0.11	0.44	0.11
Feb 07 2004	Mar 31 2004	wall street investor	1	101	2	1.98	0.11	0.22	0.11
Jan 01 2004	Mar 31 2004	when to buy stock	2	248	25	10.08	0.17	5.01	0.2
Feb 06 2004	Mar 31 2004	where to invest	4	354	7	1.98	0.13	0.92	0.13

A-3